                                                                    Exhibit 99.5


           FIRST UNION REAL ESTATE EQUITY and MORTGAGE INVESTMENTS
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1999
                    (In thousands, except per share data)

                                                                                        Pro Forma Adjustments
                                                                                   ---------------------------------
                                                                                    Properties sold
                                                                                        prior to         Sale of
                                                                       Historical  December 31, 1999  Crossroads 1
                                                                       ----------  -----------------  ------------
Revenues
  Rents                                                                  109,839         (53,647)        (11,378)
  Sales                                                                    6,643
  Interest - Mortgage loans                                                  463
            - Short-term investments                                       2,649            (567)             (7)
  Equity in income from joint venture                                         64
  Management fees                                                            332
  Other Income                                                               784
                                                                        --------        --------        --------
                                                                         120,774         (54,214)        (11,385)
                                                                        --------        --------        --------

Expenses
  Property operating                                                      36,224         (21,342)         (1,844)
  Cost of goods sold                                                       8,670
  Real estate taxes                                                        9,937          (3,709)         (1,987)
  Depreciation and amortization                                           25,331         (11,283)         (1,691)
  Interest - Mortgage loans                                               28,264         (11,221)         (4,327)
            - Notes payable                                                4,232          (4,193)
            - Senior notes                                                 1,113
            - Bank loans and other                                         4,833          (3,253)
  General and administrative                                              14,664
  Unrealized loss on carrying value of assets identified for
  disposition and impaired assets                                          9,800
                                                                        --------        --------        --------
                                                                         143,068         (55,001)         (9,849)
                                                                        --------        --------        --------


Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend                                        (22,294)            787          (1,536)
                                                                        ========        ========        ========


Per share data

Basic weighted average shares                                             38,827
                                                                        ========
Diluted weighted average shares                                           38,836
                                                                        ========

Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend, basic and diluted                       (0.57)
                                                                        ========


                                                                         Pro Forma Adjustments
                                                               ------------------------------------------
                                                                                                Sale of
                                                               Spinoff of      Temple Mall     Properties
                                                                 Impark           Sale 2       to Radiant       Pro Forma
                                                               ----------      -----------     ----------       ---------
Revenues
  Rents                                                                                          (32,043)         12,771
  Sales                                                                                                            6,643
  Interest - Mortgage loans                                                                                          463
            - Short-term investments                              (1,950)                            (87)             38
  Equity in income from joint venture                                                (64)                              -
  Management fees                                                                                                    332
  Other Income                                                                                                       784
                                                                --------        --------        --------        --------
                                                                  (1,950)            (64)        (32,130)         21,031
                                                                --------        --------        --------        --------

Expenses
  Property operating                                                                              (8,652)          4,386
  Cost of goods sold                                                                                               8,670
  Real estate taxes                                                                               (3,424)            817
  Depreciation and amortization                                                                   (7,984)          4,373
  Interest - Mortgage loans                                                                       (9,764)          2,952
            - Notes payable                                                                                           39
            - Senior notes                                                                                         1,113
            - Bank loans and other                                                                                 1,580
  General and administrative                                                                                      14,664
  Unrealized loss on carrying value of assets identified for
  disposition and impaired assets                                                                                  9,800
                                                                --------        --------        --------        --------
                                                                       -               -         (29,824)         48,394
                                                                --------        --------        --------        --------


Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend                                 (1,950)            (64)         (2,306)        (27,363)
                                                                ========        ========        ========        ========


Per share data

Basic weighted average shares                                                                                     38,827
                                                                                                                ========
Diluted weighted average shares                                                                                   38,836
                                                                                                                ========

Loss before capital gain, extraordinary loss, discontinued
operations and preferred dividend, basic and diluted                                                               (0.70)
                                                                                                                ========


1) Crossroads was sold in April 2000.

2) Temple Mall was sold in August 2000.